Supplement to the
Fidelity® Trend Fund
February 27, 2005
Prospectus

Shareholder Meeting. On or about January 18, 2006, a meeting of the shareholders of Fidelity® Trend Fund will be held to elect the Board of Trustees. Shareholders of record on November 21, 2005 are entitled to vote at the meeting.

For more detailed information concerning the proposal under consideration, please contact Fidelity at 1-800-544-3198 to request a free copy of the proxy statement.

TRE-05-01 November 21, 2005
1.717691.109